                                                                   Exhibit 99.36

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                    TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                            GROUP 3 STATED DOC LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $228,487,688
Aggregate Original Principal Balance      $228,670,865
Number of Mortgage Loans                           725

                                 MINIMUM    MAXIMUM   AVERAGE (1)
                                --------   --------   -----------
Original Principal Balance      $155,610   $744,000     $315,408
Outstanding Principal Balance   $155,262   $744,000     $315,155

                                  MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                  -------   -------   --------------------
Original Term (mos)                  240       360              360
Stated Remaining Term (mos) (3)      236       357              356
Loan Age (mos) (3)                     3         8                4
Current Interest Rate              5.650%   11.600%           7.244%
Initial Interest Rate Cap          2.000%    2.000%           2.000%
Periodic Rate Cap                  1.000%    1.000%           1.000%
Gross Margin                       4.000%    7.125%           5.865%
Maximum Mortgage Rate             11.650%   15.500%          13.222%
Minimum Mortgage Rate              5.650%    9.500%           7.222%
Months to Roll (3)                    16        33               23
Original Loan-to-Value             44.37%    95.00%           84.27%
Credit Score (4)                     553       804              662

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   05/01/2025   06/01/2035

                      PERCENT OF                                PERCENT OF
LIEN POSITION       MORTGAGE POOL   YEAR OF ORIGINATION       MORTGAGE POOL
-------------       -------------   -------------------       -------------
1st Lien               100.00%      2005                         100.00%

OCCUPANCY                           LOAN PURPOSE
Primary                 98.59%      Purchase                      78.33%
Second Home              0.35%      Refinance - Rate Term          1.39%
Investment               1.07%      Refinance - Cashout           20.28%

LOAN TYPE                           PROPERTY TYPE
Fixed Rate               2.95%      Single Family Residence       71.06%
ARM                     97.05%      Condo                          7.80%
                                    2-4 Family                    10.46%
AMORTIZATION TYPE                   PUD                            0.12%
Fully Amortizing        22.12%      Deminimus PUD                 10.56%
Interest-Only           77.88%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.501% to 6.000%                 4       $  1,699,403      0.74%      5.80%     654      $424,851    83.82%       0.00%       77.25%
6.001% to 6.500%                97         34,037,872      14.9      6.328      688       350,906    81.55        0.00        92.49
6.501% to 7.000%               200         66,019,950     28.89      6.805      669       330,100    81.75        0.00        88.22
7.001% to 7.500%               174         51,945,197     22.73      7.299      664       298,536    83.59        0.00        83.54
7.501% to 8.000%               157         45,686,249        20      7.767      650       290,995    86.75        0.00        69.55
8.001% to 8.500%                62         20,096,322       8.8      8.271      630       324,134    89.37        0.00        50.35
8.501% to 9.000%                23          6,901,195      3.02      8.734      627       300,052    92.92        0.00        18.19
9.001% to 9.500%                 5          1,392,306      0.61      9.193      629       278,461    93.68        0.00        25.93
9.501% to 10.000%                2            534,815      0.23      9.884      621       267,408    95.00        0.00         0.00
11.501% to 12.000%               1            174,378      0.08     11.600      555       174,378    90.00        0.00         0.00
                               ---       ------------    ------     ------      ---      --------    -----        ----        -----
TOTAL:                         725       $228,487,688    100.00%      7.24%     662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======     ======      ===      ========    =====        ====        =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.650% per annum to 11.600% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.244% per annum.

MORTGAGE RATES-ARM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATES-ARM                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.501% to 6.000%                 4       $  1,699,403      0.77%     5.80%      654      $424,851    83.82%       0.00%       77.25%
6.001% to 6.500%                95         33,114,586     14.93     6.323       688       348,575    81.26        0.00        93.69
6.501% to 7.000%               197         64,819,434     29.23     6.804       669       329,033    81.55        0.00        89.86
7.001% to 7.500%               172         51,411,597     23.18     7.298       664       298,905    83.62        0.00        83.37
7.501% to 8.000%               155         44,924,824     20.26     7.766       650       289,838    86.74        0.00        69.87
8.001% to 8.500%                59         18,916,343      8.53     8.275       629       320,616    89.87        0.00        47.25
8.501% to 9.000%                19          5,643,459      2.54     8.737       627       297,024    93.44        0.00        22.24
9.001% to 9.500%                 4          1,217,392      0.55     9.171       627       304,348    93.49        0.00        29.65
                               ---       ------------    ------     -----       ---      --------    -----        ----        -----
TOTAL:                         705       $221,747,037    100.00%     7.22%      662      $314,535    84.14%       0.00%       79.10%
                               ===       ============    ======     =====       ===      ========    =====        ====        =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.650% per annum to 9.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.222% per annum.

MORTGAGE RATES-FRM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATES-FRM                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
6.001% to 6.500%                 2        $  923,287      13.70%      6.50%     712      $461,643    91.64%       0.00%       49.28%
6.501% to 7.000%                 3         1,200,516      17.81      6.812      685       400,172    92.49        0.00         0.00
7.001% to 7.500%                 2           533,600       7.92      7.419      647       266,800    80.00        0.00       100.00
7.501% to 8.000%                 2           761,425       11.3      7.801      668       380,713    87.03        0.00        50.63
8.001% to 8.500%                 3         1,179,978      17.51      8.211      652       393,326    81.31        0.00       100.00
8.501% to 9.000%                 4         1,257,736      18.66      8.725      627       314,434    90.59        0.00         0.00
9.001% to 9.500%                 1           174,915       2.59      9.350      647       174,915    95.00        0.00         0.00
9.501% to 10.000%                2           534,815       7.93      9.884      621       267,408    95.00        0.00         0.00
11.501% to 12.000%               1           174,378       2.59     11.600      555       174,378    90.00        0.00         0.00
                               ---        ----------     ------     ------      ---      --------    -----        ----       ------
TOTAL:                          20        $6,740,651     100.00%      7.96%     658      $337,033    88.66%       0.00%       37.89%
                               ===        ==========     ======     ======      ===      ========    =====        ====       ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.500% per annum to 11.600% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.964% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
REMAINING MONTHS            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
TO STATED MATURITY       MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
229 to 240                       1       $    320,000      0.14%     7.15%      686      $320,000    80.00%       0.00%      100.00%
349 to 360                     724        228,167,688     99.86     7.244       662       315,149    84.28        0.00        77.85
                               ---       ------------    ------     -----       ---      --------    -----        ----       ------
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======     =====       ===      ========    =====        ====       ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 236 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOAN               NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PRINCIPAL BALANCES       MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
$150,001 to $200,000           135       $ 23,870,539     10.45%     7.51%      663      $176,819    83.04%       0.00%       85.48%
$200,001 to $250,000           124         28,385,275     12.42     7.328       660       228,914    82.51        0.00        87.46
$250,001 to $300,000            96         26,159,154     11.45     7.274       665       272,491    82.68        0.00        88.47
$300,001 to $350,000            92         29,933,943      13.1     7.160       672       325,369    82.90        0.00        85.82
$350,001 to $400,000           118         44,061,960     19.28     7.226       664       373,406    85.43        0.00        71.95
$400,001 to $450,000            71         29,978,571     13.12     7.187       659       422,233    85.47        0.00        71.72
$450,001 to $500,000            47         22,289,590      9.76     7.077       661       474,247    85.18        0.00        68.13
$500,001 to $550,000            19          9,944,404      4.35     7.346       636       523,390    86.76        0.00        63.23
$550,001 to $600,000            15          8,614,751      3.77     7.172       638       574,317    86.66        0.00        60.50
$600,001 to $650,000             5          3,098,751      1.36     7.190       644       619,750    87.97        0.00        59.68
$650,001 to $700,000             1            684,250       0.3     6.990       710       684,250    85.00        0.00       100.00
$700,001 to $750,000             2          1,466,500      0.64     6.552       730       733,250    82.46        0.00       100.00
                               ---       ------------    ------     -----       ---      --------    -----        ----       ------
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======     =====       ===      ========    =====        ====       ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $155,262 to approximately $744,000 and the average outstanding principal balance of the Mortgage Loans was approximately $315,155.

PRODUCT TYPES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PRODUCT TYPES            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
30 Year Fixed Loans             20       $  6,740,651      2.95%     7.96%      658      $337,033    88.66%       0.00%       37.89%
2/28 LIBOR ARM                 550        173,717,663     76.03     7.146       663       315,850    83.69        0.00        82.55
3/27 LIBOR ARM                 155         48,029,374     21.02     7.494       657       309,867    85.75        0.00        66.59
                               ---       ------------    ------     -----       ---      --------    -----        ----        -----
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======     =====       ===      ========    =====        ====        =====

ADJUSTMENT TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
ADJUSTMENT TYPE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------          --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fixed Rate                      20       $  6,740,651      2.95%     7.96%      658      $337,033    88.66%        0.00%      37.89%
ARM                            705        221,747,037     97.05     7.222       662       314,535    84.14         0.00       79.10
                               ---       ------------    ------     -----       ---      --------    -----         ----       -----
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%        0.00%      77.88%
                               ===       ============    ======     =====       ===      ========    =====         ====       =====

AMORTIZATION TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
AMORTIZATION TYPE        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fully Amortizing               143       $ 50,540,878     22.12%     7.75%      619      $353,433    92.33%       0.00%        0.00%
24 Month Interest-Only         461        142,676,555     62.44     7.050       673       309,494    81.87        0.00       100.00
36 Month Interest-Only         114         32,716,177     14.32     7.274       678       286,984    82.43        0.00       100.00
60 Month Interest-Only           7          2,554,078      1.12     7.686       667       364,868    82.24        0.00       100.00
                               ---       ------------    ------     -----       ---      --------    -----        ----       ------
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======     =====       ===      ========    =====        ====       ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
STATE DISTRIBUTIONS         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OF MORTGAGE TYPES        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------------      --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Alabama                          2       $    445,264      0.19%     7.90%      619      $222,632    86.51%       0.00%       56.60%
Arizona                         18          3,543,758      1.55     7.422       678       196,875    82.68        0.00        95.62
California                     359        126,710,650     55.46     6.992       666       352,954    83.11        0.00        85.78
Colorado                         9          1,966,334      0.86     7.358       649       218,482    84.13        0.00        72.50
Connecticut                      6          1,508,473      0.66     7.479       625       251,412    85.83        0.00        50.48
Florida                         75         18,826,146      8.24     7.593       658       251,015    85.20        0.00        78.94
Georgia                         12          2,732,689       1.2     7.289       663       227,724    83.21        0.00        93.14
Hawaii                           1            490,280      0.21     7.500       722       490,280    80.00        0.00       100.00
Illinois                        39          9,940,592      4.35     7.607       665       254,887    85.31        0.00        71.89
Louisiana                        1            204,000      0.09     7.650       626       204,000    80.00        0.00       100.00
Maryland                        23          6,365,038      2.79     7.537       659       276,741    84.69        0.00        81.44
Massachusetts                   18          5,501,156      2.41     7.333       675       305,620    81.80        0.00       100.00
Michigan                         3            830,700      0.36     7.117       704       276,900    77.39        0.00       100.00
Minnesota                       13          2,913,174      1.27     7.475       660       224,090    83.33        0.00        87.05
Missouri                         2            379,125      0.17     7.359       656       189,562    80.00        0.00       100.00
Nevada                          30          6,903,970      3.02     7.207       664       230,132    80.38        0.00       100.00
New Hampshire                    1            212,000      0.09     7.825       669       212,000    80.00        0.00       100.00
New Jersey                      23          6,886,116      3.01     8.116       641       299,396    92.49        0.00        32.44
New York                        66         25,827,200      11.3     7.579       642       391,321    89.06        0.00        36.86
North Carolina                   1            229,168       0.1     8.175       650       229,168    80.00        0.00       100.00
Ohio                             1            372,815      0.16     6.950       647       372,815    95.00        0.00         0.00
Pennsylvania                     1            465,828       0.2     6.600       619       465,828    85.00        0.00         0.00
Rhode Island                     4            943,040      0.41     7.287       660       235,760    84.07        0.00        72.87
Texas                            8          2,316,348      1.01     8.024       702       289,543    81.76        0.00        85.76
Utah                             3            518,455      0.23     7.870       687       172,818    84.86        0.00       100.00
Washington                       5          1,255,370      0.55     7.462       665       251,074    83.65        0.00       100.00
Wisconsin                        1            200,000      0.09     7.400       625       200,000    80.00        0.00       100.00
                               ---       ------------    ------     -----       ---      --------    -----        ----       ------
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======     =====       ===      ========    =====        ====       ======

(1) No more than approximately 0.82% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RATE OF ORIGINAL                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
LOAN-TO-VALUE               NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATIOS                   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------                   --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
50.00% or less                   1       $    385,974      0.17%     6.60%      666      $385,974    44.37%       0.00%      100.00%
60.01% to 65.00%                 3            871,890      0.38     6.666       668       290,630    64.07        0.00       100.00
65.01% to 70.00%                 1            360,000      0.16     6.600       623       360,000    65.45        0.00       100.00
70.01% to 75.00%                 5          2,356,061      1.03     6.924       663       471,212    74.29        0.00       100.00
75.01% to 80.00%               474        137,515,211     60.18     7.040       677       290,116    80.00        0.00       100.00
80.01% to 85.00%                20          9,445,570      4.13     6.851       635       472,279    84.67        0.00        61.30
85.01% to 90.00%                82         32,722,779     14.32     7.457       636       399,058    89.57        0.00        46.46
90.01% to 95.00%               139         44,830,202     19.62     7.834       641       322,519    94.83        0.00        34.50
                               ---       ------------    ------     -----       ---      --------    -----        ----       ------
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======     =====       ===      ========    =====        ====       ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 44.37% to 95.00%.

MORTGAGE INSURANCE COMPANY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE INSURANCE          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
COMPANY                  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------                  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
No Mortgage Insurance          638       $193,478,745     84.68%     7.23%      666      $303,258    83.48%       0.00%       83.05%
Mortgage Guaranty
   Insurance Corp.              87         35,008,943     15.32     7.328       637       402,402    88.66        0.00        49.30
                               ---       ------------    ------     -----       ---      --------    -----        ----        -----
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======     =====       ===      ========    =====        ====        =====


LOAN PURPOSE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN PURPOSE             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------             --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Purchase                       613       $178,976,999     78.33%     7.25%      667      $291,969    83.09%       0.00%       85.38%
Refinance - Cashout            105         46,333,349     20.28     7.228       643       441,270    88.45        0.00        52.18
Refinance - Rate Term            7          3,177,341      1.39     7.281       636       453,906    89.59        0.00        30.34
                               ---       ------------    ------     -----       ---      --------    -----        ----        -----
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======     =====       ===      ========    =====        ====        =====

PROPERTY TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PROPERTY TYPE            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Single Family
Residence                      509       $162,357,215     71.06%     7.17%      662      $318,973    84.13%       0.00%       78.20%
Condo                           65         17,832,657       7.8     7.429       660       274,349    84.39        0.00        81.29
2-4 Family                      65         23,895,598     10.46     7.587       657       367,625    86.47        0.00        60.13
Planned Unit
Development                     86         24,402,218     10.68     7.237       665       283,747    82.95        0.00        90.67
                               ---       ------------    ------     -----       ---      --------    -----        ----        -----
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======     =====       ===      ========    =====        ====        =====

DOCUMENTATION

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DOCUMENTATION            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Stated                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ---       ------------    ------      ----       ---      --------    -----        ----        -----
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======      ====       ===      ========    =====        ====        =====

OCCUPANCY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OCCUPANCY                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------                --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Primary                        717       $225,255,895     98.59%     7.24%      662      $314,164    84.21%       0.00%       78.65%
Investment                       6          2,438,793      1.07     7.873       653       406,466    90.00        0.00         0.00
Second Home                      2            793,000      0.35     7.698       673       396,500    83.36        0.00       100.00
                               ---       ------------    ------     -----       ---      --------    -----        ----       ------
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======     =====       ===      ========    =====        ====       ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS AGE          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
SUMMARY                  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
3                               15       $  5,153,040      2.26%     7.25%      753      $343,536    82.30%       0.00%      100.00%
4                              689        215,876,146     94.48     7.235       660       313,318    84.03        0.00        79.65
5                               17          5,999,096      2.63     7.693       641       352,888    92.44        0.00        14.09
6                                2            759,493      0.33     6.288       652       379,746    95.00        0.00         0.00
7                                1            313,397      0.14     7.700       595       313,397    90.00        0.00         0.00
8                                1            386,516      0.17     6.750       707       386,516    90.00        0.00         0.00
                               ---       ------------    ------     -----       ---      --------    -----        ----       ------
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======     =====       ===      ========    =====        ====       ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT        NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PENALTY TERM             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------------      --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
None                           208       $ 65,547,027     28.69%     7.65%      655      $315,130    86.43%       0.00%       61.92%
12 Months                       39         12,106,149       5.3     7.421       677       310,414    83.50        0.00        86.74
24 Months                      309         94,432,021     41.33     7.115       666       305,605    82.45        0.00        89.04
36 Months                      169         56,402,491     24.69     6.948       659       333,743    84.98        0.00        75.85
                               ---       ------------    ------     -----       ---      --------    -----        ----        -----
TOTAL:                         725       $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======     =====       ===      ========    =====        ====        =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

RANGE OF CREDIT SCORES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF CREDIT             NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
SCORES                   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------          --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
551 to 575                      11       $  4,074,755      1.78%      7.87%     564      $370,432    88.45%       0.00%        0.00%
576 to 600                      20          7,523,698      3.29      7.727      588       376,185    89.83        0.00         0.00
601 to 625                     117         38,507,646     16.85      7.619      617       329,125    88.54        0.00        40.20
626 to 650                     185         56,371,228     24.67      7.350      637       304,709    84.18        0.00        86.33
651 to 675                     142         43,339,422     18.97      7.168      662       305,207    83.09        0.00        87.88
676 to 700                     107         33,541,721     14.68      6.950      687       313,474    82.82        0.00        93.74
701 to 725                      65         20,522,697      8.98      6.917      711       315,734    82.20        0.00        95.83
726 to 750                      49         15,353,266      6.72      6.967      738       313,332    81.66        0.00       100.00
751 to 775                      20          6,467,735      2.83      7.046      761       323,387    80.54        0.00       100.00
776 to 800                       6          1,717,519      0.75      6.705      784       286,253    80.00        0.00       100.00
801 to 825                       3          1,068,000      0.47      6.865      802       356,000    80.00        0.00       100.00
                               ---       ------------    ------      -----      ---      --------    -----        ----       -------
TOTAL:                         725       $228,487,688    100.00%      7.24%     662      $315,155    84.27%       0.00%       77.88%
                               ===       ============    ======      =====      ===      ========    =====        ====       =======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 553 to 804 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 662.

CREDIT GRADE

                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
              NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
               MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
CREDIT GRADE    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
1                693     $215,508,297     94.32%     7.22%      664      $310,979    84.06%        0.00%      80.39%
2                 21        8,316,221      3.64     7.657       615       396,011    88.05         0.00       26.37
3                  7        2,916,670      1.28     7.963       622       416,667    91.15         0.00       25.77
4A                 1          498,000      0.22     8.150       626       498,000    71.65         0.00      100.00
5A                 1          408,000      0.18     7.350       659       408,000    82.42         0.00      100.00
6A                 1          385,500      0.17     7.850       675       385,500    79.98         0.00      100.00
8A                 1          455,000       0.2     6.500       721       455,000    89.22         0.00      100.00
                 ---     ------------    ------     -----       ---      --------    -----         ----      ------
TOTAL:           725     $228,487,688    100.00%     7.24%      662      $315,155    84.27%        0.00%      77.88%
                 ===     ============    ======     =====       ===      ========    =====         ====      ======

GROSS MARGINS

                               AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                  NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF GROSS     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
MARGINS             LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------    ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
3.501% to 4.000%      56     $ 14,942,900      6.74%     7.47%      670      $266,837    83.99%       0.00%       84.64%
5.001% to 5.500%       1          408,000      0.18     7.350       659       408,000    82.42        0.00       100.00
5.501% to 6.000%     647      206,208,654     92.99     7.204       661       318,715    84.14        0.00        78.72
7.001% to 7.500%       1          187,484      0.08     7.050       600       187,484    95.00        0.00         0.00
                     ---     ------------    ------     -----       ---      --------    -----        ----       ------
TOTAL:               705     $221,747,037    100.00%     7.22%      662      $314,535    84.14%       0.00%       79.10%
                     ===     ============    ======     =====       ===      ========    =====        ====       ======


As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 7.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.865% per annum.

MAXIMUM MORTGAGE RATES

                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MAXIMUM     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
MORTGAGE RATES        LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------    ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
11.501% to 12.000%       4     $  1,699,403      0.77%     5.80%      654      $424,851    83.82%       0.00%       77.25%
12.001% to 12.500%      95       33,114,586     14.93     6.323       688       348,575    81.26        0.00        93.69
12.501% to 13.000%     197       64,819,434     29.23     6.804       669       329,033    81.55        0.00        89.86
13.001% to 13.500%     172       51,411,597     23.18     7.298       664       298,905    83.62        0.00        83.37
13.501% to 14.000%     155       44,924,824     20.26     7.766       650       289,838    86.74        0.00        69.87
14.001% to 14.500%      59       18,916,343      8.53     8.275       629       320,616    89.87        0.00        47.25
14.501% to 15.000%      19        5,643,459      2.54     8.737       627       297,024    93.44        0.00        22.24
15.001% to 15.500%       4        1,217,392      0.55     9.171       627       304,348    93.49        0.00        29.65
                       ---     ------------    ------     -----       ---      --------    -----        ----        -----
TOTAL:                 705     $221,747,037    100.00%     7.22%      662      $314,535    84.14%       0.00%       79.10%
                       ===     ============    ======     =====       ===      ========    =====        ====        =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.650% per annum to 15.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.222% per annum.

NEXT RATE ADJUSTMENT DATE

                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                      NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
NEXT RATE ADJUSTMENT   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DATE                    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
January 2007               1     $    386,516      0.17%     6.75%      707      $386,516    90.00%       0.00%        0.00%
March 2007                 2          759,493      0.34     6.288       652       379,746    95.00        0.00         0.00
April 2007                 9        3,089,690      1.39     7.649       630       343,299    92.56        0.00        15.41
May 2007                 524      164,711,294     74.28     7.140       661       314,335    83.49        0.00        83.88
June 2007                 14        4,770,671      2.15     7.210       753       340,762    82.48        0.00       100.00
February 2008              1          313,397      0.14     7.700       595       313,397    90.00        0.00         0.00
April 2008                 5        1,816,962      0.82     7.953       637       363,392    92.31        0.00        20.31
May 2008                 148       45,516,645     20.53     7.473       657       307,545    85.51        0.00        68.61
June 2008                  1          382,369      0.17     7.700       752       382,369    80.00        0.00       100.00
                         ---     ------------    ------     -----       ---      --------    -----        ----       ------
TOTAL:                   705     $221,747,037    100.00%     7.22%      662      $314,535    84.14%       0.00%       79.10%
                         ===     ============    ======     =====       ===      ========    =====        ====       ======

DEBT-TO-INCOME RATIOS (%)

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF DEBT-TO-INCOME   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATIOS (%)                 LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
25.00 or less                22     $  6,772,895      2.96%     7.31%      670      $307,859    86.03%       0.00%      75.34%
25.01 - 30.00                31        7,125,857      3.12     7.404       666       229,866    84.58        0.00       84.56
30.01 - 35.00                77       21,636,432      9.47     7.170       679       280,993    83.05        0.00       82.37
35.01 - 40.00               143       46,254,253     20.24     7.211       663       323,456    84.43        0.00       81.72
40.01 - 45.00               209       67,452,292     29.52     7.229       661       322,738    83.64        0.00       81.66
45.01 - 50.00               242       79,068,762     34.61     7.272       656       326,730    84.85        0.00       70.97
50.01 - 55.00                 1          177,197      0.08     8.300       617       177,197    95.00        0.00        0.00
                            ---     ------------    ------     -----       ---      --------    -----        ----       -----
TOTAL:                      725     $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%      77.88%
                            ===     ============    ======     =====       ===      ========    =====        ====       =====

TOP 5 ZIP CODES

                              AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                 NUMBER OF    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
TOP 5 ZIP CODES    LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
92804                 4     $  1,882,708      0.82%     6.95%      671      $470,677    82.92%       0.00%       73.79%
11520                 5        1,616,971      0.71     7.482       656       323,394    88.06        0.00        50.79
92057                 4        1,563,950      0.68     6.837       669       390,987    82.32        0.00       100.00
92407                 5        1,283,689      0.56     7.068       650       256,738    83.06        0.00       100.00
95823                 5        1,274,049      0.56     7.241       685       254,810    83.75        0.00       100.00
Other               702      220,866,320     96.66     7.248       662       314,624    84.28        0.00        77.70
                    ---     ------------    ------     -----       ---      --------    -----        ----       ------
TOTAL:              725     $228,487,688    100.00%     7.24%      662      $315,155    84.27%       0.00%       77.88%
                    ===     ============    ======     =====       ===      ========    =====        ====       ======